EXHIBIT 1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of stock of Coursera, Inc.

EXECUTED this 24th day of September, 2026.

NEW ENTERPRISE ASSOCIATES 13, L.P.

By:	NEA PARTNERS 13, L.P. General Partner

By:	NEA 13 GP, LTD General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Co-Chief Executive Officer

NEA PARTNERS 13, L.P.

By:	NEA 13 GP, LTD General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

  Co-Chief Executive Officer

NEA 13 GP, LTD

By:                             *

Anthony A. Florence, Jr.

Co-Chief Executive Officer

By:                             *

Mohamad H. Makhzoumi

Co-Chief Executive Officer

                 *

Forest Baskett

                 *

Patrick J. Kerins

                 *

Scott D. Sandell

NEW ENTERPRISE ASSOCIATES 17, L.P.

By:	NEA PARTNERS 17, L.P. General Partner

By:	NEA 17 GP, LLC General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Co-Chief Executive Officer

NEA PARTNERS 17, L.P.

By:	NEA 17 GP, LLC General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

  Co-Chief Executive Officer

NEA 17 GP, LLC

By:                             *

Anthony A. Florence, Jr.

Co-Chief Executive Officer

By:                             *

Mohamad H. Makhzoumi

Co-Chief Executive Officer

                 *

Forest Baskett

                 *

Scott D. Sandell

EXECUTIVE COMMITTEE:

                 *

Anthony A. Florence, Jr.

                 *

Mohamad H. Makhzoumi

*By:   /s/ Zachary Bambach

Zachary Bambach

As attorney-in-fact

This Agreement was executed by Zachary Bambach on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which is attached as Exhibit 2.